UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

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[✓] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 15a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Soliciting Material Pursuant to Sect. 240.14a-12

COFFEE PACIFICA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[✓] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)4 and 0-11.

  Title of each class of securities to which transaction applies: Common

  Aggregate number of securities to which transaction applies:

  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

  Proposed Maximum Aggregate Value of Transaction: N/A

  Total Fee Paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11)a_)2_ and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

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  Form, Schedule or Registration Statement No.

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  Date Filed

COFFEE PACIFICA, INC.

2813 7th Street

Berkeley, CA, 94710-2702

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 9, 2007

Dear Shareholders:

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Coffee Pacifica, Inc. (the "Company") for use at the Company's annual meeting of Shareholders, to be held at 11:00 a.m., August 9, 2007, and at any adjournment thereof (the "Meeting"). Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon. If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

A complete list of the shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company at 2813 7th Street, Berkeley, CA, 94710-2702 for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals. The cost of preparing, printing, assembling, and mailing the Notice of Annual Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

This Proxy Statement and accompanying form of proxy will first be sent to shareholders on or about July 10, 2007.

A meeting of shareholders of Coffee Pacifica, Inc., a Nevada corporation (the "Company"), will be held on August 9, 2007, at 11:00 a.m. local time, at Conference Room, MGM Grand Hotel & Casino, 3799 Las Vegas Blvd South, Las Vegas, Nevada, 89109 for the following purposes:

1. To approve a 2007 Stock Incentive Plan for Employees and Consultants approved by the Board of Directors.

2. To elect all members of the Board of Directors.

3. To approve Williams & Webster, P.S. as the Company's independent auditors for the coming year;

4. To consider and vote upon a proposal to allow the Board of Directors to approve a compensation for the Executive Officers of the Company.

5. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the corporation to "Growers Direct Coffee Company, Inc."

6. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on June 26, 2007 will be entitled to receive this Information Statement and notice of the Annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Shailen Singh

Shailen Singh, President

Signed at: Vancouver, B.C.

Date: June 5, 2007

COFFEE PACIFICA, INC.

2813 7TH STREET

BERKELEY, CALIFORNIA 94710-2702

INFORMATION STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 9, 2007

INTRODUCTION

This Information Statement is being furnished to the shareholders of Coffee Pacifica, Inc., a Nevada corporation (the "Company"), to inform them of the annual meeting of shareholders. This meeting (referred to herein as the "Annual Meeting") will be held on August 9, 2007 at Conference Room, MGM Grand Hotel & Casino, 3799 Las Vegas Blvd South, Las Vegas, Nevada, 89109 at 11.00 a.m. local time. Only shareholders of record at the close of business on June 26, 2007 (the "Record Date") will be entitled to receive this Information Statement and to vote at the Annual Meeting. This Information Statement and the Notice of Annual Meeting are first being mailed to the Company's shareholders on or about July 10, 2007.

At the Annual Meeting, holders of common stock (the "Common Stock") of the Company will be asked:

1. To approve a 2007 Stock Incentive Plan for Employees and Consultants approved the Board of Directors.

2. To elect all members of the Board of Directors.

3. To approve Williams & Webster, P.S. as the Company's independent auditors for the coming year;

4. To consider and vote upon a proposal to allow the Board of Directors to approve compensation for the Executive Officers of the Company.

5. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the corporation to "Growers Direct Coffee Company, Inc."

The cost of printing and distributing this Information Statement and holding the Annual Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

The Company's principal executive offices are located at 2813 7th Street, Berkeley, California, 94710-2702.

INFORMATION REGARDING THE PROPOSALS

GENERAL

STOCK COMPENSATION PLAN

The board of Directors has adopted an 2007 Stock Incentive Plan for Employees and Consultants (the "Plan"), which provides for the issuance of up to five million (5,000,000) shares of common stock to employees and consultants of the Company and its subsidiaries and individuals providing services to the Company with financial incentives for their contribution to the Company and also to offer the employees and consultants an opportunity to become shareholders of the Company. The stock would be awarded by the Board of Directors based on a recommendation of the Board or Compensation Committee assembled by the Board for administration of the Plan.

No Dissenters' Rights: Pursuant to Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this amendment. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

ELECTION OF THE BOARD OF DIRECTORS

As of the Record Date, the Board of Directors consists of four individuals: Shailen Singh, Jon Yogiyo, Terry Klassen and James K. Fraser. The following names and background information are provided for all persons nominated to serve on the Company's Board of Directors:

Name	Positions Held	Date of Election or Designation
Shailen Singh	President, Chief Financial Officer, Director	December 21, 2001
Jon Yogiyo	Director	December 21, 2001
Terry Klassen	Chief Executive Officer, Director	August 9, 2006

Background Information:

Shailen Singh, Director, President, Secretary & Chief Financial Officer

Mr. Singh has been the President, of Coffee Pacifica since its inception on December 21, 2001. As the President Mr. Singh is responsible for the general direction of our business development. Mr. Singh, obtained a Bachelor of Commerce degree in Accountancy and Management from the University of Wollongong, New South Wales, Australia in 1987, and holds the designation of Certified Practicing Accountant ("CPA") since February 1993. Mr. Singh was a director and Chief Financial Officer of International Blue Gold Corp., a public company, which later changed its name to Buddha Resources Inc., from September 1997 to January 1999; and then rejoined as a director from June 1999 to December 2001. In December 1999, Mr. Singh became a director and President of Inouye Technologies (Canada) Inc., public company, and remained in that role until he resigned in February 2001.

Terry Klassen, Chief Executive Officer

Mr. Klassen is Coffee Pacifica's Chief Operating Officer. Mr. Klassen joined us on June 1, 2005, as the Vice President Coffee Sales. Mr. Klassen has been responsible for the day-to-day management and operation of Coffee Pacifica's business affairs, including the marketing and sales of green bean coffee in the United States, Canada and Europe. Mr. Klassen has held numerous senior management positions, including President of Coffee Butlers LLC, September 2003, Vice President Western Sales with UsRefresh Coffee and Vending July 1998 and since October 2001 Mr. Klassen serves as a director of Ebony Coffee and Vogue International Coffee Products Broker Inc.

V.S. Jon Yogiyo, Director

Mr. Yogiyo is a resident of Papua New Guinea and is responsible to purchase, process and ship our green bean coffee from Papua New Guinea to our potential customers in the United States, Europe and Canada. Mr. Yogiyo is a director and the President, Secretary and Treasurer of our 100% owned subsidiary in Papua New Guinea; Coffee Pacifica PNG Ltd. Mr. Yogiyo holds a Bachelor of Agriculture degree from the University of Papua New Guinea and a post-graduate Diploma in Management studies from Mt. Eliza Management College, Mt. Eliza, Australia, post graduate Diploma in Agriculture from Kasetsart University, Bangkok, Thailand, Diploma from University of South Pacific, Alafuna campus, Western Samoa. He has also received training under Person Fellowship with Agriculture Canada at the Morden Agriculture Research Station, Manitoba, Canada. Mr. Yogiyo was an employee of Coffee Industry Corporation of Papua New Guinea for 27 years. Mr. Yogiyo has held positions as Coffee Agronomist, from November 1975 to November 1989, Director of Coffee Research from December 1989 to June 1997 and July 1997 to June 2003, Mr. Yogiyo was the General Manager, Extension Services Division, of Coffee Industry Corporation of Papua New Guinea.

A vote FOR is a vote in favor of electing the nominated Directors until the next Annual Meeting.

Compliance with Section 16(a) of the Exchange Act: As of the Record Date, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's common stock, who failed to file on a timely basis reports required by section 16(a) during the most recent fiscal year or prior years.

No Dissenters' Rights: Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

NOMINATION OF WILLIAMS & WEBSTER P.S. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR

The Company's audit committee has selected Williams & Webster P.S. to serve as the Company's independent auditors for all audit work associated with the preparation and presentation of the Company's financial statements during the year ending December 31, 2007. The Audit Committee has determined that the Company's auditors for the year ending December 31, 2007, are suitably independent, and are well versed in Generally Accepted Accounting Practices and securities reporting requirements. The Company does not expect a representative of Williams & Webster P.S. to attend the Shareholder Meeting.

Audit Fees: The Company was billed $39,468 for the audit of its annual financial statements for the year ended December 31, 2006.

Financial Information Systems Design and Implementation Fees: The Company has paid $_0___ for directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; order signing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

All other fees: Fees paid for services not previously described totaled: $ 4,470.

No Dissenters' Rights: Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of Williams & Webster P.S. as Company's auditors until the next Annual Meeting.

APPROVAL FOR THE BOARD OF DIRECTORS TO PAY COMPENSATION TO THE COMPANY'S EXECUTIVE OFFICES

Due to the expansion of the Company's business into Jamaica and Ethiopia the Board feels it in the best interest of the Company to compensate the Executive Officers according to their efforts. Compensation may include payment of salary, bonuses, stock and options to purchase stock of Coffee Pacifica in the future.

A vote FOR is a vote in favor of authorizing the Board to approve compensation for the Executive Officers of the Company.

AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE NAME

The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to change the name to "Growers Direct Coffee Company, Inc."

No Dissenters' Rights: Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with the name change. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor filing an Amendment to the Articles of Incorporation, changing the Company's name to "Growers Direct Coffee Company, Inc."

OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting. If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Articles of Incorporation and take all other proposed actions which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

COMMON STOCK

As of the Record Date, there were 75,000,000 shares of common stock authorized with a stated value of $.001 per share, of which 29,896,334 shares were issued and outstanding, with 45,103,666 shares authorized but unissued. The holders of the Common Stock vote as a single class and are entitled to one vote per share on all matters to be voted on by the shareholders and have the right of cumulative voting in connection with the election of directors. The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if all dividends on the preferred stock have been paid in accordance with the terms of such preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the Common Stock are declared by the Board of Directors. The payment of dividends on the Common Stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the Nevada Revise Statutes and will be determined by the Board of Directors. In addition, the payment of such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 31, 2007, the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is PO Box 95012, 8726 Barnard Street, Vancouver, B.C. Canada, V6P 6A6.

Name of Beneficial Owner	Nature of Affiliation	Number of Common Shares	Percentage (%)
Shailen Singh, (1),(2)	President, Chief Financial Officer & Director	3,425,000	11.5%
Jon Yogiyo, Director (1)	Director	2,625,000	8.8%
Terry Klassen (1)	CEO, Director	650,000	2.2%
James Fraser (5)	Director(6)	112,500	0.4%
Officers and Directors as a Group	Group of 4	6,812,500	22.8%
Brooks Farrell (3)		2,637,006	8.8%
CEDE & Co (4)		15,325,719	51.3%

(1) The address of beneficial owners in the table are Shailen Singh, 1210 1200 W73rd Avenue, Vancouver, B.C. V6P 6G5, Jon Yogiyo, P.O. Box 164, Goroka, EHP, Papua New Guinea. T Klassen, 12189 Green Haven Suite 107, Mulkiteo, WA 98275. (2) Shailen Singh's shares are held by South Rim Financial Corp. Mr. Singh is the sole shareholder, officer and director of South Rim Financial Corp. (3) Brooks Farrell, 201 133 East 8 Avenue, Vancouver, B.C. V5T 1R8. The ownership of these shares is in dispute; (4) CEDE & Co, Bowling Green Station, P.O.Box 20, New York, NY 10004.the beneficial owners of these shares are not known to Coffee Pacifica. (5) James Fraser , 200 - 4603 Kingsway, Burnaby, B.C. V5H 4M4.

(6) Mr. James Fraser is not standing for reelection as a Director of the Company.

BOARD OF DIRECTORS - COMMITTEES

2006 Committee Meetings

During the fiscal year ended December 31, 2006, the Board of Directors met approximately four (4) times. Each director attended at least 100% of the total number of meetings of the Board and committees on which he served.

Audit Committee

Audit Committee comprised of Shailen Singh, Jon Yogiyo and Terry Klassen. We do not have any independent board members in our audit committee who are considered to be financial experts.

The Company's common stock trades on the OTC Bulletin Board under the symbol CFPC. Thus, Coffee Pacifica is not subject to NASDAQ audit committee requirements.

The Company's Articles of Incorporation do not set forth separate functions of the Audit Committee.

AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street NE, Washington, D.C. 20549, at prescribed rates. Please call the Commission at (800) SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov. Any shareholder may also receive a copy of any report by contacting the Company by mail at 2813 7th Street, Berkeley, California 94710-2702. The Company will provide the documents incorporated by reference without charge upon such written or oral request.

REQUEST TO VOTE, SIGN AND RETURN PROXIES

Please vote, date and sign the enclosed Proxy and return it at your earliest convenience. Any change of your proxy once you have signed it and sent it in will require a ten (10) day change of notice to the Company. Proxies may be returned via facsimile to the Company's transfer agent, Integrity Stock Transfer, fax number (702) 796 5650, Attention Mr. Don Maddalon.

Voting Procedures

Quorum and Voting

In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the election of the Board of Directors as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceed the shares voting against. Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

DATED: June 5, 2007

By the Order of the Board of Directors

/s/ Shailen Singh

Chairman of the Board

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

COFFEE PACIFICA, INC.

TO BE HELD AUGUST 9, 2007

By completing and returning this proxy to Coffee Pacifica, Inc. (the "Company"), you will be designating Shailen Singh, the President of the Company, to vote all of your shares of the Company's common stock as indicated below. Proxies may be returned via facsimile to the Company's transfer agent, Integrity Stock Transfer, fax number (702) 796 5650, Attention Mr. Don Maddalon.

Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company.

The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company. The proposals to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.

As of June 26, 2007, which is the record for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "For" the Amendment to the Articles of Incorporation and the authorization of Preferred Stock. Unless indicated below, by completing and completing this proxy, the stockholder grants to Shailen Singh the discretion to vote in accordance with his best judgment on any other matters that may be presented and the meeting.

_____ Withhold direction to vote on any other matter presented at the meeting.

PROPOSAL 1 - APPROVAL OF 2007 STOCK INVENTIVE PLAN FOR EMPLOYEES AND CONSULTANTS

Shall the Company's 2007 Stock Incentive Plan be approved?

YES	NO	ABSTAIN
_____	_____	_____

PROPOSAL 2 -ELECTION OF DIRECTORS

Shall the following be elected to the Board of Directors until the next Annual Meeting of shareholders:

	YES	NO	ABSTAIN
Shailen Singh	_____	_____	_____
Jon Yogiyo	_____	_____	_____
Terry Klassen	_____	_____	_____

PROPOSAL 3 - WILLIAMS & WEBSTER P.S. AS AUDITORS

Shall Williams & Webster P.S. be appointed as independent auditors for the Company:

YES	NO	ABSTAIN
_____	_____	_____

PROPOSAL 4 - APPROVAL FOR THE BOARD OF DIRECTORS TO PAY COMPENSATION TO THE COMPANY'S EXECUTIVE OFFICES

Shall the Board of Directors be authorized to compensate the Company's Executive Officers?

YES	NO	ABSTAIN
_____	_____	_____

PROPOSAL 5 - AUTHORIZATION TO CHANGE THE NAME OF THE COMPANY

Shall the Board of Directors be authorized to amend the Articles of Incorporation to change the name of the corporation to "Growers Direct Coffee Company, Inc."?

YES	NO	ABSTAIN
_____	_____	_____

___________________________________                             ____________________________________

Shareholder Signature                                                                 Shareholder Signature

Printed Name:______________________                                 Printed Name:________________________

Number of Shares: _________________